UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 28, 2020
AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Iowa	001-31911	42-1447959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6000 Westown Parkway
West Des Moines, IA 50266
(Address of principal executive offices and zip code)
(515) 221-0002
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $1	AEL	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 5.95% Fixed-Rate Reset Non-Cumulative Preferred Stock, Series A	AELPRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 28, 2020, American Equity Investment Life Holding Company (the “Company”) and John M. Matovina entered into a Retirement and Transition Agreement (the “Agreement”).  The Agreement provides that Mr. Matovina will resign as Chief Executive Officer and President of the Company and from all other positions Mr. Matovina holds in any Company subsidiary effective on or before March 1, 2020 (the “Retirement Date”).  Mr. Matovina will remain an employee of the Company through April 15, 2020 (the “Transition Period”).  During the Transition Period, the Company will pay Mr. Matovina a semi-monthly amount of $28,125.00 and Mr. Matovina will remain eligible for health and life insurance coverage on the same terms and conditions as in effect at the Company from time to time.  Mr. Matovina will receive a stay bonus in the amount of $853,125.00 for services provided to the Company from January 1, 2020 through April 15, 2020.  The stay bonus will be paid to Mr. Matovina no later than April 25, 2020.  Receipt of compensation and the stay bonus is conditioned upon Mr. Matovina's executing and delivering a release of claims to the Company.
Following the Retirement Date, Mr. Matovina will serve as non-executive Chairman of the Company’s Board of Directors.  Mr. Matovina will be paid $30,000 per quarter for service as non-executive Chairman.  Mr. Matovina also will receive any cash retainer, meeting fees, committee fees or equity awards generally paid or awarded to the Company’s directors.  Mr. Matovina will not receive a pro-rata equity award for the period from the Retirement Date to the date of the Company’s 2020 Annual Meeting of Shareholders.
The foregoing description of the retirement and transition arrangement with Mr. Matovina is a summary of certain terms contained in the Agreement and is qualified in its entirety by the full text of the Agreement filed as Exhibit 10.1 hereto, which is incorporated herein by reference.
Item 9.01.  Financial Statements and Exhibits
(d)    Exhibits
The following exhibits are being furnished with this Form 8-K.

Exhibit Number	Description
10.1	Retirement and Transition Agreement dated February 28, 2020 by and between American Equity Investment Life Holding Company and John M. Matovina
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 2, 2020

AMERICAN EQUITY
INVESTMENT LIFE HOLDING COMPANY

By:	/s/ Renee D. Montz
Renee D. Montz
Executive Vice President, General Counsel & Secretary